UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2006
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11397 (Commission File Number)	33-0628076 (IRS Employer Identification No.)

Registrant’s telephone number, including area code: (714) 545-0100
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.

Item 1.01 Entry into a Material Definitive Agreement.
Beginning on June 22, 2006, we entered into Restricted Stock Unit Award Agreements with seven executive officers, including Timothy C. Tyson, Bary G. Bailey, Kim D. Lamon, Wesley P. Wheeler and Charles J. Bramlage. The agreements document the terms of restricted stock unit awards under our 2003 Equity Incentive Plan that had been previously approved by the Compensation Committee of our Board of Directors and reported by the award recipients on Form 4 Statements of Changes in Beneficial Ownership. The form of the Restricted Stock Unit Award Agreement is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.
99.1 Form of Restricted Stock Unit Award Agreement under the 2003 Equity Incentive Plan.

2.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeant Pharmaceuticals International
By:	/s/ Bary G. Bailey
	Name:	Bary G. Bailey
	Title:	Executive Vice President and Chief Financial Officer

Dated: June 26, 2006

3.

Index to Exhibits.
99.1 Form of Restricted Stock Unit Award Agreement under the 2003 Equity Incentive Plan.

4.